UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017 (February 2, 2017)

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(ZipCode)

Registrant's telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 hereof is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 2, 2017, xG Technology, Inc. (the “Company”) completed the acquisition of certain assets and liabilities related to the hardware segment of Vislink International Limited, an England and Wales registered limited company (the “UK Seller”), and Vislink Inc., a Delaware corporation (the “US Seller”, and together with the UK Seller, the “Sellers”), pursuant to a Business Purchase Agreement, dated December 16, 2016, as amended on January 16, 2017, by and among the Company, the Sellers and Vislink PLC, an England and Wales registered limited company, as guarantor (the “Transaction”). The purchase price paid for the Transaction was an aggregate of $16 million consisting of (i) $6.5 million in cash consideration and (ii) promissory notes in the aggregate principal amount of $9.5 million (the “Notes”). In connection with the Notes, the Company entered into a Security Agreement, dated February 2, 2017, with each of the Sellers (the “Security Agreements”).

Notes

The Notes mature on March 20, 2017 (the “Maturity Date”). Interest on the Notes shall be payable in cash on the Maturity Date at a rate per annum equal to LIBOR plus 1.9%.

Security Agreements

Pursuant to the Security Agreements, as collateral security for the Company’s obligations under the Notes, the Company granted the Sellers a security interest in certain assets purchased from the Sellers in connection with the Transaction.

The foregoing descriptions of the terms of the Notes and the Security Agreements are qualified in their entirety by reference to the provisions of the documents filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 hereof is incorporated herein by reference.

Item 8.01	Other Events.

On February 2, 2017, the Company issued a press release announcing the closing of the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements.

The (i) unaudited, consolidated financial statements for the nine months ended September 30, 2015 and 2016 and (ii) audited, consolidated financial statements for the years ended December 31, 2014 and 2015 of Vislink PLC are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(b) Pro Forma Financial Information.

The (i) unaudited, pro forma condensed balance sheet as of September 30, 2016 and (ii) unaudited pro forma condensed statements of operations for the nine months ended September 30, 2016 and year ended December 31, 2015 of the Company are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Form of Promissory Note

Exhibit 10.2	Form of Security Agreement

Exhibit 23.1	Consent of Pricewaterhouse Coopers LLP

Exhibit 99.1	Press Release of xG Technology, Inc., dated February 2, 2017

Exhibit 99.2	Consolidated Financial Statements for Vislink PLC and its Subsidiaries

Exhibit 99.3	Pro Forma Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2017		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Form of Promissory Note

Exhibit 10.2	Form of Security Agreement

Exhibit 23.1	Consent of Pricewaterhouse Coopers LLP

Exhibit 99.1	Press Release of xG Technology, Inc., dated February 2, 2017

Exhibit 99.2	Consolidated Financial Statements for Vislink PLC and its Subsidiaries

Exhibit 99.3	Pro Forma Financial Statements of the Company